U.S. Bancorp 3Q15 Earnings Conference Call Richard K. Davis Chairman, President and CEO October 15, 2015 Kathy Rogers Vice Chairman and CFO Exhibit 99.2

U.S. BANCORP  |
Forward-looking Statements
and Additional Information
The
following
information
appears
in
accordance
with
the
Private
Securities
Litigation
Reform
Act
of
1995:
This
presentation
contains
forward-looking
statements
about
U.S.
Bancorp.
Statements
that
are
not
historical
or
current
facts,
including
statements
about
beliefs
and
expectations,
are
forward-looking
statements
and
are
based
on
the
information
available
to,
and
assumptions
and
estimates
made
by,
management
as
of
the
date
made.
These
forward-looking
statements
cover,
among
other
things,
anticipated
future
revenue
and
expenses
and
the
future
plans
and
prospects
of
U.S.
Bancorp.
Forward-looking
statements
involve
inherent
risks
and
uncertainties,
and
important
factors
could
cause
actual
results
to
differ
materially
from
those
anticipated.
A
reversal
or
slowing
of
the
current
economic
recovery
or
another
severe
contraction
could
adversely
affect
U.S.
Bancorp’s
revenues
and
the
values
of
its
assets
and
liabilities.
Global
financial
markets
could
experience
a
recurrence
of
significant
turbulence,
which
could
reduce
the
availability
of
funding
to
certain
financial
institutions
and
lead
to
a
tightening
of
credit,
a
reduction
of
business
activity,
and
increased
market
volatility.
Stress
in
the
commercial
real
estate
markets,
as
well
as
a
downturn
in
the
residential
real
estate
markets,
could
cause
credit
losses
and
deterioration
in
asset
values.
In
addition,
U.S.
Bancorp’s
business
and
financial
performance
is
likely
to
be
negatively
impacted
by
recently
enacted
and
future
legislation
and
regulation.
U.S.
Bancorp’s
results
could
also
be
adversely
affected
by
deterioration
in
general
business
and
economic
conditions;
changes
in
interest
rates;
deterioration
in
the
credit
quality
of
its
loan
portfolios
or
in
the
value
of
the
collateral
securing
those
loans;
deterioration
in
the
value
of
securities
held
in
its
investment
securities
portfolio;
legal
and
regulatory
developments;
litigation;
increased
competition
from
both
banks
and
non-banks;
changes
in
customer
behavior
and
preferences;
breaches
in
data
security;
effects
of
mergers
and
acquisitions
and
related
integration;
effects
of
critical
accounting
policies
and
judgments;
and
management’s
ability
to
effectively
manage
credit
risk,
residual
value
risk,
market
risk,
operational
risk,
compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form
10-K
for
the
year
ended
December
31,
2014,
on
file
with
the
Securities
and
Exchange
Commission,
including
the
sections
entitled
“Risk
Factors”
and
“Corporate
Risk
Profile”
contained
in
Exhibit
13,
and
all
subsequent
filings
with
the
Securities
and
Exchange
Commission
under
Sections
13(a),
13(c),
14
or
15(d)
of
the
Securities
Exchange
Act
of
1934.
Forward-looking
statements
speak
only
as
of
the
date
they
are
made,
and
U.S.
Bancorp
undertakes
no
obligation
to
update
them
in
light
of
new
information
or
future
events.
This
presentation
includes
non-GAAP
financial
measures
to
describe
U.S.
Bancorp’s
performance.
The
calculations
of
these
measures
are
provided
within
or
in
the
appendix
of
the
presentation.
These
disclosures
should
not
be
viewed
as
a
substitute
for
operating
results
determined
in
accordance
with
GAAP,
nor
are
they
necessarily
comparable
to
non-GAAP
performance
measures
that
may
be
presented
by
other
companies.

U.S. BANCORP  |
3Q15 Highlights
•
Net income of $1.5 billion; record $0.81 per diluted common share
•
Average loan growth* of 1.3% vs. 2Q15 and 3.8% vs. 3Q14
•
Average deposit growth of 1.4% vs. 2Q15 and 6.9% vs. 3Q14
•
Positive trends in payments-related fee revenue
–
Credit and debit card revenue increased 7.2% vs. 3Q14
–
Merchant processing services increased 8.5% vs. 3Q14 (excluding the impact of foreign currency rate changes)
•
Net charge-offs declined 13.1% vs. 3Q14 and 1.4% vs. 2Q15
•
Nonperforming assets continue to improve (declined 18.5% vs. 3Q14)
•
Capital generation continues to reinforce capital position
–
Common equity tier 1 capital ratio of 9.2% estimated for the Basel III fully implemented standardized approach
•
Returned 80% of earnings to shareholders in 3Q15
* Loan growth excludes student loans which were transferred to held for sale at the end of 1Q15 and returned to held for investment during 3Q15

U.S. BANCORP  |
Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity
Return on Avg Assets
Efficiency Ratio
Net Interest Margin
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)

U.S. BANCORP  |
3Q15 Notable Impacts to 3Q15 Earnings
•
Student Loan Market Adjustment
($58) million
•
Elevated 3Q15 Expenses
($60) million
(not expected to repeat in 4Q15)
–
Mortgage-related Compliance
–
Talent Upgrade
•
Visa Gain
$135 million
Total Impact
Relatively Neutral

U.S. BANCORP  |
Revenue Growth
Notable items: 2Q14 Visa gain $214 million; 4Q14 Nuveen gain $124 million; 3Q15 VISA gain $135 million, student loan market value adjustment ($58) million
Taxable-equivalent basis
Year-Over-Year Change
2.0%
5.7%
1.9%
(2.8%)
3.1%
$ in millions
$4,990
$5,169
$4,906
$5,042
$5,147
$124
$77
3,500
4,000
4,500
5,000
5,500
3Q14
4Q14
1Q15
2Q15
3Q15
3.2% excluding
4Q14 notable
1.6% excluding
3Q15 notable
1.4% excluding
2Q14 notable

U.S. BANCORP  |
Loan and Deposit Growth
Year-Over-Year Growth
Average Balances
200
225
250
275
300
3Q14
4Q14
1Q15
2Q15
3Q15
Loans
Deposits
5.1%
$248.0
2.5%
$246.6
2.7%
$250.5
6.3%
$243.9
5.9%
$246.4
8.1%
$278.5
8.9%
$285.7
6.9%
$289.7
7.4%
$271.0
7.2%
$275.5
$ in billions
* Excluding student loans which were transferred to held for sale at the end of 1Q15 and returned to held for investment during 3Q15
3.8%
adjusted*
4.0%
adjusted*

U.S. BANCORP  |
Credit Quality
Net Charge-offs
Nonperforming Assets
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$ in millions

U.S. BANCORP  |
Earnings Summary
Taxable-equivalent basis
$ and shares in millions, except per-share data
YTD
YTD
3Q15
2Q15
3Q14
vs 2Q15
vs 3Q14
2015
2014
%B/(W)
Net Interest Income
2,821
$
2,770
$
2,748
$
1.8

2.7

8,343
$
8,198
$
1.8

Noninterest Income
2,326

2,272

2,242

2.4

3.7

6,752

6,794

(0.6)
Net Revenue
5,147

5,042

4,990

2.1

3.1

15,095

14,992

0.7
Noninterest Expense
2,775

2,682

2,614

(3.5)

(6.2)

8,122

7,911

(2.7)

Operating Income
2,372

2,360

2,376

0.5

(0.2)

6,973

7,081

(1.5)
Net Charge-offs
292

296

336

1.4

13.1

867

1,026

15.5

Excess Provision
(10)

(15)

(25)

(33.3)

(60.0)

(40)

(85)

(52.9)

Income before Taxes
2,090

2,079

2,065

0.5

1.2

6,146

6,140

0.1
Applicable Income Taxes
587

582

579

(0.9)

(1.4)

1,702

1,733

1.8

Noncontrolling Interests
(14)

(14)

(15)

-

6.7

(41)

(44)

6.8

Net Income
1,489

1,483

1,471

0.4

1.2

4,403

4,363

0.9
Preferred Dividends/Other
67

66

66

(1.5)

(1.5)

199

200

0.5

NI to Common
1,422
$
1,417
$
1,405
$
0.4

1.2

4,204
$
4,163
$
1.0
Diluted EPS
0.81
$
0.80
$
0.78
$
1.3

3.8

2.36
$
2.29
$
3.1
Average Diluted Shares
1,766

1,779

1,807

0.7

2.3

1,778

1,819

2.3

% B/(W)

U.S. BANCORP  |
Net Interest Income
Net Interest Income
Key Points
vs. 3Q14
•
Average earning assets grew $22.8 billion, or 6.6%
•
Net interest margin lower 12 bps (3.04% vs. 3.16%)
–
Change in loan portfolio mix, as well as growth in the
investment portfolio at lower average rates and lower
reinvestment rates on investment securities
vs. 2Q15
•
Average earning assets grew $2.8 billion, or 0.8%
•
Net interest margin higher 1 bp (3.04% vs. 3.03%)
–
Principally due to earning assets growth and continued
deposit growth
–
Partially offset by growth in lower rate investment securities along with lower investment portfolio reinvestment rates
Year-Over-Year Change
1.3%
2.4%
1.7%
0.9%
2.7%
$ in millions
Taxable-equivalent basis

U.S. BANCORP  |
Noninterest Income
$432
$587
$446
$472
$505
$260
$235
$240
$231
$224
$402
$396
$376
$396
$409
$315
$322
$322
$334
$329
$833
$830
$770
$839
$859
0
700
1,400
2,100
2,800
3Q14
4Q14
1Q15
2Q15
3Q15
Noninterest Income
Key Points
vs. 3Q14
•
Noninterest income increased $84 million, or 3.7%
–
Higher other income, principally due to the Visa sale, partially offset by the student loan market valuation adjustment
–
Higher credit and debit card revenue (7.2% increase) due to higher transaction volumes and higher merchant processing services
revenue (3.4% increase) due to higher transaction volumes,
account growth and equipment sales to merchants
–
Higher trust and investment management fees (4.4% increase)
–
Higher commercial products revenue (10.5% increase) due to
higher volume of tax-advantaged project fees and an increase in bond underwriting fees
–
Lower mortgage banking revenue primarily due to an unfavorable change in the valuation of MSRs, net of hedging activities
vs. 2Q15
•
Noninterest income increased $54 million, or 2.4%
–
Higher other income, primarily driven by changes in equity
investment income including the Visa sale, partially offset by the student loan market valuation adjustment and a decrease in
trading revenue
–
Higher commercial products revenue (7.9% increase) due to higher wholesale transaction activity
–
Higher corporate payment products revenue (6.7% increase) and deposit service charges (6.3% increase) due to seasonally higher transaction volumes
Year-Over-Year Change
3.0%
9.9%
2.2%
(7.0%)
3.7%
$2,326
$2,242
$2,370
$2,154
$2,272
All Other
Mortgage
Service Charges
Trust and Inv Mgmt
Payments
Notable items: 4Q14 Nuveen gain $124 million; 3Q15 Visa gain $135 million, student loan market value adjustment ($58) million
Payments = credit and debit card, corporate payment products and merchant processing
Service charges = deposit service charges, treasury management and ATM processing
$ in millions

U.S. BANCORP  |
Noninterest Expense
$503
$594
$479
$459
$501
$219
$219
$214
$221
$222
$261
$347
$229
$266
$291
$249
$248
$247
$247
$251
$1,382
$1,396
$1,496
$1,489
$1,510
0
800
1,600
2,400
3,200
3Q14
4Q14
1Q15
2Q15
3Q15
Noninterest Expense
Key Points
vs. 3Q14
•
Noninterest expense increased $161 million, or 6.2%
–
Higher compensation (8.2% increase) reflecting the impact of merit increases and higher staffing for risk and compliance activities
–
Higher employee benefits expense (14.0% increase) primarily due to higher pension costs
–
Higher marketing and business development expense (26.9%
increase) primarily due to various marketing programs within credit card and retail lending divisions
vs. 2Q15
•
Noninterest expense increased $93 million, or 3.5%
–
Higher other expense (10.3% increase) due primarily to mortgage servicing and talent upgrade costs
–
Higher compensation expense (2.4% increase) reflecting the
impact of an additional day in 3Q15 and increases in variable compensation
–
Higher postage, printing and supplies expense (20.3% increase)
primarily due to a 2Q15 reimbursement from a business partner
Year-Over-Year Change
1.9%
4.5%
4.8%
(2.6%)
6.2%
$2,775
$2,614
$2,804
$2,665
$2,682
All Other
Tech and Communications
Prof Svcs, Marketing and PPS
Occupancy and Equipment
Compensation and Benefits
Notable items: 4Q14 charitable contributions and accruals for legal matters $88 million; 3Q15 elevated expenses related to mortgage-related compliance and the company wide talent update costs $60 million
$ in millions

U.S. BANCORP  |
Capital Position
* RWA = risk-weighted assets
$ in billions
3Q15
2Q15
1Q15
4Q14
3Q14
Total U.S. Bancorp shareholders' equity
45.1
$
44.5
$
44.3
$
43.5
$
43.1
$
Standardized Approach
Basel III transitional standardized approach
Common equity tier 1 capital ratio
9.6%
9.5%
9.6%
9.7%
9.7%
Tier 1 capital ratio
11.1%
11.0%
11.1%
11.3%
11.3%
Total risk-based capital ratio
13.1%
13.1%
13.3%
13.6%
13.6%
Leverage ratio
9.3%
9.2%
9.3%
9.3%
9.4%
Common equity tier 1 capital to RWA* estimated for the
Basel III fully implemented standardized approach
9.2%
9.2%
9.2%
9.0%
9.0%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches
13.0%
12.9%
12.3%
12.4%
12.4%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches
12.4%
12.4%
11.8%
11.8%
11.8%
Tangible common equity ratio
7.7%
7.5%
7.6%
7.5%
7.6%
Tangible common equity as a % of RWA
9.3%
9.2%
9.3%
9.3%
9.3%

14 U.S. BANCORP | Appendix

U.S. BANCORP  |
Average Loans
13.6%
15.5%
15.1%
11.0%
9.5%
6.1%
4.2%
6.5%
4.8%
3.6%
5.8%
2.2%
(0.3%)
(1.4%)
(0.3%)
4.9%
3.6%
2.4%
1.3%
1.1%
3.6%
3.6%
3.5%
(1.8%)
5.7%*
0.3%
5.6%*
0
70
140
210
280
3Q14
4Q14
1Q15
2Q15
3Q15
Average Loans
Key Points
vs. 3Q14
•
Average total loans increased by $6.7 billion, or
2.7% (3.8% excluding student loans which
were reclassified back to held for investment
during 3Q15)
•
Average total commercial loans increased $7.4
billion, or 9.5%
vs. 2Q15
•
Average total loans increased by $4.0 billion, or
1.6% (1.3% increase excluding student loans
which were reclassified back to held for
investment during 3Q15)
•
Average total commercial loans increased $1.5
billion, or 1.7%
Year-Over-Year Growth
6.3%
5.9%
5.1%
2.5%
2.7%
Covered
Commercial
CRE
Res Mtg
Retail
Credit Card
$250.5
$243.9
$246.4
$248.0
$246.6
4.0%*
$ in billions
* Excluding student loans which were transferred to held for sale at the end of 1Q15 and returned to held for investment during 3Q15
3.8%*

U.S. BANCORP  |
Average Deposits
(13.1%)
(4.9%)
(8.2%)
(14.1%)
(18.1%)
18.3%
19.7%
24.7%
30.2%
21.3%
10.9%
8.3%
7.3%
6.1%
5.9%
8.6%
3.3%
5.2%
7.7%
9.2%
0
80
160
240
320
3Q14
4Q14
1Q15
2Q15
3Q15
Average Deposits
Key Points
vs. 3Q14
•
Average total deposits increased by $18.7
billion, or 6.9%
•
Average low-cost deposits (NIB, interest
checking, money market and savings)
increased by $26.2 billion, or 11.4%
vs. 2Q15
•
Average total deposits increased by $3.9
billion, or 1.4%
•
Average low-cost deposits increased by $6.1
billion, or 2.5%
Year-Over-Year Growth
7.4%
7.2%
8.1%
8.9%
6.9%
Time
Money Market
Checking and Savings
Noninterest-bearing
$271.0
$275.5
$278.5
$285.7
$289.7
$ in billions

U.S. BANCORP  |
Credit Quality –
Commercial Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Average quarter-over-quarter loan growth of 2% and year-over-year loan growth of 10% demonstrates continued
momentum with clients
•
Net charge-offs increased but remained near historically low levels
•
Nonperforming loans and delinquencies remained modest
3Q14
2Q15
3Q15
Average Loans
$72,190
$77,932
$79,486
30-89 Delinquencies
0.23%
0.19%
0.20%
90+ Delinquencies
0.05%
0.05%
0.05%
Nonperforming Loans
0.22%
0.10%
0.20%
$72,190
$74,333
$76,183
$77,932
$79,486
0.29%
0.26%
0.21%
0.20%
0.34%
0.0%
0.5%
1.0%
1.5%
2.0%
0
25,000
50,000
75,000
100,000
3Q14
4Q14
1Q15
2Q15
3Q15
Average Loans
Net Charge-offs Ratio
$ in millions

U.S. BANCORP  |
Credit Quality –
Commercial Leases
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Average loan levels were in-line with recent quarters and were up 1% year-over-year
•
Net charge-offs, nonperforming loans and delinquencies continued at historically low levels
3Q14
2Q15
3Q15
Average Loans
$5,155
$5,321
$5,218
30-89 Delinquencies
0.83%
0.81%
0.88%
90+ Delinquencies
0.00%
0.00%
0.00%
Nonperforming Loans
0.23%
0.23%
0.23%
$5,155
$5,292
$5,325
$5,321
$5,218
0.46%
-0.15%
0.23%
0.23%
0.23%
-0.7%
0.0%
0.7%
1.4%
2.1%
-3,000
0
3,000
6,000
9,000
3Q14
4Q14
1Q15
2Q15
3Q15
Average Loans
Net Charge-offs Ratio
$ in millions
Small Ticket
$3,195
Equipment
Finance
$2,023
Commercial Leases

U.S. BANCORP  |
CRE Construction
A&D
Construction
$673
Credit Quality –
Commercial Real Estate
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Year-over-year average loans increased 3.6%
•
Historically low nonperforming loan levels improved on a quarter-over-quarter and year-over-year basis
•
Strong recovery performance within CRE portfolio
3Q14
2Q15
3Q15
Average Loans
$40,839
$42,446
$42,316
30-89 Delinquencies
0.12%
0.12%
0.15%
90+ Delinquencies
0.03%
0.05%
0.05%
Nonperforming Loans
0.59%
0.41%
0.34%
Performing TDRs*
$284
$240
$218
$ in millions
CRE Mortgage
Investor
$20,919
Owner
Occupied
$11,164
Multi-family
$3,287
Retail
$849
Residential
Construction
$2,167
Office
$1,101
Other
$2,156
* TDR = troubled debt restructuring

U.S. BANCORP  |
Credit Quality –
Residential Mortgage
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Originations are of high credit quality (weighted average FICO 757, weighted average LTV 70%)
•
85% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
$ in millions
3Q14
2Q15
3Q15
Average Loans
$51,994
$51,114
$51,831
30-89 Delinquencies
0.46%
0.38%
0.35%
90+ Delinquencies
0.41%
0.30%
0.33%
Nonperforming Loans
1.62%
1.50%
1.40%
$1,899
$1,866
$1,851
$1,931
$1,903
0
1,000
2,000
3,000
4,000
3Q14
4Q14
1Q15
2Q15
3Q15
Residential Mortgage Performing TDRs*
*Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($2,000 million in 3Q15)

U.S. BANCORP  |
Credit Quality –
Credit Card
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Average loans increased 1% year-over-year driven by high-quality originations
(commitment weighted average FICO 756)
•
Delinquencies increased seasonally while nonperforming loans continued to decline
$ in millions
3Q14
2Q15
3Q15
Average Loans
$17,753
$17,613
$17,944
30-89 Delinquencies
1.23%
1.16%
1.27%
90+ Delinquencies
1.10%
1.03%
1.10%
Nonperforming Loans
0.22%
0.09%
0.06%

U.S. BANCORP  |
Credit Quality –
Home Equity
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
High-quality originations (weighted average FICO on commitments was 766, weighted average CLTV 71%)
originated primarily through the retail branch network to existing bank customers on their primary residences
•
Net charge-offs ratio declined on a linked quarter and year-over-year basis
$ in millions
3Q14
2Q15
3Q15
Average Loans
$15,704
$15,958
$16,083
30-89 Delinquencies
0.51%
0.36%
0.36%
90+ Delinquencies
0.26%
0.25%
0.25%
Nonperforming Loans
1.05%
0.98%
0.91%
Home Equity
Subprime: 1%
Wtd Avg LTV*: 89%
NCO: 1.92%
Prime: 96%
Wtd Avg LTV*: 72%
NCO: 0.13%
Other: 3%
Wtd Avg LTV*: 71%
NCO: 0.89%
*LTV at origination

U.S. BANCORP  |
Credit Quality –
Retail Leasing
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued high-quality originations (weighted average FICO 785) support the portfolio’s stable credit profile
•
Delinquencies remained at very low levels
•
Strong used auto values continued to contribute to historically low net charge-offs
$ in millions
3Q14
2Q15
3Q15
Average Loans
$5,991
$5,696
$5,480
30-89 Delinquencies
0.14%
0.17%
0.18%
90+ Delinquencies
0.02%
0.00%
0.02%
Nonperforming Loans
0.02%
0.04%
0.04%
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values

U.S. BANCORP  |
Credit Quality –
Other Retail
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Student loan balances were returned from held for sale during 3Q15
•
Overall growth continues to be driven by auto loans, which were up 12.6% year-over-year
•
Delinquency rates and net charge-off rates remain low
$ in millions
3Q14
2Q15
3Q15
Average Loans
$27,003
$25,415
$27,286
30-89 Delinquencies
0.49%
0.48%
0.46%
90+ Delinquencies
0.13%
0.10%
0.10%
Nonperforming Loans
0.06%
0.07%
0.07%
Installment
$6,865
Auto Loans
$16,220
Revolving
Credit
$3,312
Student
Loans
$889

U.S. BANCORP  |
Credit Quality –
Auto Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued growth (12.6% year-over-year) in auto loans driven by high-quality originations in the indirect channel
(weighted average FICO 768)
•
Net charge-offs were up on a linked quarter basis due primarily to seasonal factors and flat year-over-year
$ in millions
3Q14
2Q15
3Q15
Average Loans
$14,404
$15,609
$16,220
30-89 Delinquencies
0.41%
0.35%
0.40%
90+ Delinquencies
0.05%
0.02%
0.02%
Nonperforming Loans
0.03%
0.04%
0.05%
Direct: 6%
Wtd Avg FICO: 748
NCO: 0.03%
Indirect: 94%
Wtd Avg FICO: 764
NCO: 0.23%
Auto loans are included in Other Retail category

U.S. BANCORP  |
Non-GAAP Financial Measures
Preliminary data. Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments.
(3)
Includes
higher
risk-weighting
for
unfunded
loan
commitments,
investment
securities,
residential
mortgages,
mortgage
servicing
rights
and
other
adjustments.
(4) Primarily reflects higher risk-weighting for mortgage servicing rights.
September 30,
June 30,
March 31,
December 31,
September 30,
(Dollars in Millions, Unaudited)
2015
2015
2015
2014
2014
Total equity
$45,767
$45,231
$44,965
$44,168
$43,829
Preferred stock
(4,756)
(4,756)
(4,756)
(4,756)
(4,756)
Noncontrolling interests
(692)
(694)
(688)
(689)
(688)
Goodwill (net of deferred tax liability) (1)
(8,324)
(8,350)
(8,360)
(8,403)
(8,503)
Intangible assets, other than mortgage servicing rights
(779)
(744)
(783)
(824)
(877)
Tangible common equity (a)
31,216
30,687
30,378
29,496
29,005
Tangible common equity (as calculated above)
31,216
30,687
30,378
29,496
29,005
Adjustments (2)
118
125
158
172
187
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b)
31,334
30,812
30,536
29,668
29,192
Total assets
415,943
419,075
410,233
402,529
391,284
Goodwill (net of deferred tax liability) (1)
(8,324)
(8,350)
(8,360)
(8,403)
(8,503)
Intangible assets, other than mortgage servicing rights
(779)
(744)
(783)
(824)
(877)
Tangible assets (c)
406,840
409,981
401,090
393,302
381,904
Risk-weighted assets, determined in accordance with prescribed transitional standardized approach regulatory requirements (d)
336,227
*
333,177
327,709
317,398
311,914
Adjustments (3)
3,532
*
3,532
3,153
11,110
12,837
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e)
339,759
*
336,709
330,862
328,508
324,751
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements
248,048
*
245,038
254,892
248,596
243,909
Adjustments (4)
3,723
*
3,721
3,321
3,270
3,443
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f)
251,771
*
248,759
258,213
251,866
247,352
Ratios *
Tangible common equity to tangible assets (a)/(c)
7.7
%
7.5
%
7.6
%
7.5
%
7.6
%
Tangible common equity to risk-weighted assets (a)/(d)
9.3
9.2
9.3
9.3
9.3
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e)
9.2
9.2
9.2
9.0
9.0
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f)
12.4
12.4
11.8
11.8
11.8

U.S. Bancorp 3Q15 Earnings Conference Call October 15, 2015